                                                                    Exhibit 10-2



                               AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         AMENDMENT (this "Amendment") dated as of August 16, 2004 by and among Lexington Precision Corporation, a Delaware corporation ("LPC") and Lexington Rubber Group, Inc., a Delaware corporation ("LRG", and together with LPC, each, individually, a "Borrower" and collectively, "Borrowers"), the lenders party to the Loan Agreement (as hereinafter defined) (each individually, a "Lender" and collectively, "Lenders") and Ableco Finance LLC, a Delaware limited liability company, in its capacity as agent for Lenders (in such capacity, "Agent").

                                   WITNESSETH
                                   ----------

         WHEREAS, Borrowers, Agent and Lenders have entered into financing arrangements pursuant to which Lenders have made loans to Borrowers as set forth in the Loan and Security Agreement, dated December 18, 2003, by and among Borrowers, Agent and Lenders (as heretofore amended, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

         WHEREAS, Borrowers have requested that Agent and Lenders agree to certain amendments to the Loan Agreement and Agent and Lenders are willing to agree to the requested amendments, subject to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1.  Definitions

               1.1. Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

                     (a) "Metals Group EBITDA" shall mean EBITDA of the "Metals Group" division of the Borrowers and their Subsidiaries, on a consolidated basis.

                     (b) "Rubber Group EBITDA" shall mean EBITDA of the Borrowers and their Subsidiaries, on a consolidated basis, less the Metals Group EBITDA.

               1.2.  Amendments to Definitions.

                     (a) The definition of the term "Interest Rate" set forth in
Section 1.61 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "1.61 "Interest Rate" shall mean,

                     (a) Subject to clause (b) of this definition below, a rate equal to the greater of (i) five percent (5.0%) per annum in excess of the Prime Rate and (ii) nine and one quarter percent (9.25%) per annum; provided, that the Interest Rate shall be decreased by one percentage point for any month in which each of the following conditions are satisfied: (A) the Borrowers shall have Excess Availability (calculated in accordance with clause (c) of this definition below) of not less than $1,500,000 for the thirty day period immediately preceding such interest payment date; and (B) the Borrowers and their Subsidiaries, on a consolidated basis, shall have a Fixed Charge Coverage Ratio of at least 1.00:1.00 for the most recently ended three-month period as set forth in the most recent financial statements of the Borrowers and their Subsidiaries delivered pursuant to Section 9.6(a) of this Agreement; provided, further, that (1) if the Borrowers and their Subsidiaries fail to deliver any financial statement pursuant to Section 9.6(a) at the time such financial statements are due to be delivered, the Interest Rate shall be the highest rate set forth in this clause (a) until such time as the financial statements are actually delivered to Agent and Lenders and (2) solely for purposes of this clause (a) of this definition, if the Borrowers' Lexington Die Casting Division shall have ceased operations, the Fixed Charge Coverage Ratio shall exclude the EBITDA of such Division (but shall include the Fixed Charges of such Division).

                     (b) Notwithstanding anything to the contrary contained in clause (a) of this definition, the Interest Rate shall mean a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.5%, either (1) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (2) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Agent.

                     (c) Solely for purposes of clause (a) of this definition, Excess Availability shall also be reduced by (in addition to all other deductions set forth in the definition of Excess Availability) the amount by which (i) the aggregate amount of all then outstanding and unpaid trade payables and other obligations of the Borrowers and the amount of checks issued by the Borrowers, but not yet sent, to pay trade payables and other obligations (in each case other than trade payables or other obligations being contested or disputed by the Borrowers in good faith and trade payables related to Capital Expenditures) exceeds (ii) seventy-ninetieths (70/90ths) of the Borrowers' purchases (other than Capital Expenditures) during the immediately preceding three (3) month period."

               1.3. Interpretation. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement, unless otherwise defined herein.

         Section 2.  Additional Amendments.

               2.1.  Financial Covenants.

                     (a) Section 9.17 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "9.17 Leverage Ratio. Borrowers and their Subsidiaries, on a consolidated basis, shall, not permit the ratio of consolidated secured Indebtedness (including letters of credit) to consolidated EBITDA as of the end of each trailing twelve month period of Borrowers and their Subsidiaries for which the last month ends on a date set forth below to be greater than the applicable ratio set forth below:

              ------------------- --------------------------------------------
                Leverage Ratio                 Applicable Period
                --------------                 -----------------
              ------------------- --------------------------------------------
                  3.35:1.00          For the trailing twelve months ending
                                               December 31, 2003
              ------------------- --------------------------------------------
                  3.35:1.00          For the trailing twelve months ending
                                               January 31, 2004
              ------------------- --------------------------------------------
                  3.35:1.00          For the trailing twelve months ending
                                               February 29, 2004
              ------------------- --------------------------------------------
                  3.35:1.00          For the trailing twelve months ending
                                                March 31, 2004
              ------------------- --------------------------------------------
                  3.35:1.00          For the trailing twelve months ending
                                                April 30, 2004
              ------------------- --------------------------------------------
                  3.35:1.00          For the trailing twelve months ending
                                                 May 31, 2004
              ------------------- --------------------------------------------
                  3.50:1.00          For the trailing twelve months ending
                                                June 30, 2004
              ------------------- --------------------------------------------
                  3.50:1:00          For the trailing twelve months ending
                                                July 31, 2004
              ------------------- --------------------------------------------
                  3.50:1.00          For the trailing twelve months ending
                                                August 31, 2004
              ------------------- --------------------------------------------
                  3.50:1.00          For the trailing twelve months ending
                                               September 30, 2004
              ------------------- --------------------------------------------
                  3.25:1.00          For the trailing twelve months ending
                                               October 31, 2004
              ------------------- --------------------------------------------
                  3.25:1.00          For the trailing twelve months ending
                                               November 30, 2004
              ------------------- --------------------------------------------
                  3.25:1.00          For the trailing twelve months ending
                                               December 31, 2004
              ------------------- --------------------------------------------
                  2.75:1.00          For the trailing twelve months ending
                                               January 31, 2005
              ------------------- --------------------------------------------

              ------------------- --------------------------------------------
                  2.75:1.00          For the trailing twelve months ending
                                               February 28, 2005
              ------------------- --------------------------------------------
                  2.75:1.00          For the trailing twelve months ending
                                                March 31, 2005
              ------------------- --------------------------------------------
                  2.75:1.00          For the trailing twelve months ending
                                                April 30, 2005
              ------------------- --------------------------------------------
                  2.75:1.00          For the trailing twelve months ending
                                                 May 31, 2005
              ------------------- --------------------------------------------
                  2.50:1.00          For the trailing twelve months ending
                                                 June 30, 2005
              ------------------- --------------------------------------------
                  2.50:1.00         For each trailing twelve months period
                                    ending on the last day of each calendar
                                    month thereafter"
              ------------------- --------------------------------------------


                     (b) Section 9.18 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "9.18 Minimum EBITDA. (a) Borrowers and their Subsidiaries, on a consolidated basis, shall, at all times have, and shall maintain, EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

              -------------------- --------------------------------------------
               Applicable Amount                Applicable Period
               -----------------                -----------------
              -------------------- --------------------------------------------
                  $10,000,000            For the trailing twelve months
                                            ending December 31, 2003
              -------------------- --------------------------------------------
                  $10,000,000            For the trailing twelve months
                                            ending March 31, 2004
              -------------------- --------------------------------------------
                  $12,000,000            For the trailing twelve months
                                            ending June 30, 2004
              -------------------- --------------------------------------------
                  $12,500,000            For the trailing twelve months
                                            ending September 30, 2004
              -------------------- --------------------------------------------
                  $13,000,000            For the trailing twelve months
                                            ending December 31, 2004
              -------------------- --------------------------------------------
                  $14,000,000            For the trailing twelve months
                                            ending March 31, 2005
              -------------------- --------------------------------------------
                  $15,000,000            For the trailing twelve months
                                            ending June 30, 2005
              -------------------- --------------------------------------------
                  $16,000,000            For the trailing twelve months
                                            ending September 30, 2005
              -------------------- --------------------------------------------
                  $16,000,000            For each trailing twelve months
                                         period ending on the last day of
                                            each quarter thereafter
              -------------------- --------------------------------------------

                     (b) Borrowers and their Subsidiaries, on a consolidated basis, shall, at all times have, and shall maintain, Rubber Group EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

              -------------------- --------------------------------------------
               Applicable Amount                Applicable Period
               -----------------                -----------------
              -------------------- --------------------------------------------
                   $3,250,000           For the three month period ending
                                               September 30, 2004
              -------------------- --------------------------------------------
                   $6,900,000           For the six month period ending
                                               December 31, 2004
              -------------------- --------------------------------------------
                  $11,300,000           For the nine month period ending
                                                 March 31, 2005
              -------------------- --------------------------------------------
                  $15,000,000           For the trailing twelve months
                                             ending June 30, 2005
              -------------------- --------------------------------------------
                  $16,000,000           For the trailing twelve months
                                           ending September 30, 2005
              -------------------- --------------------------------------------
                  $16,000,000           For the trailing twelve months
                                           ending December 31, 2005
              -------------------- --------------------------------------------
                  $16,500,000           For the trailing twelve months
                                            ending March 31, 2006
              -------------------- --------------------------------------------
                  $16,500,000           For the trailing twelve months
                                            ending June 30, 2006
              -------------------- --------------------------------------------
                  $16,500,000           For the trailing twelve months
                                          ending September 30, 2006
              -------------------- --------------------------------------------
                  $16,500,000           For the trailing twelve months
                                          ending December 31, 2006
              -------------------- --------------------------------------------
                  $17,000,000          For each trailing twelve months period
                                       ending on the last day of each quarter
                                                  thereafter"
              -------------------- --------------------------------------------


                     (c) Section 9.19 of the Loan Agreement is hereby amended in its entirety to read as follows:

               "9.19 Fixed Charge Coverage Ratio. Borrowers and their Subsidiaries, on a consolidated basis, shall, at all times have, and shall maintain, a Fixed Charge Coverage Ratio, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

              ----------------------------- ------------------------------------
              Fixed Charge Coverage                Applicable Period
              ---------------------                -----------------
                     Ratio
                     -----
              ----------------------------- ------------------------------------
                    0.50:1.00                   For the three months ending
                                                     December 31, 2003
              ----------------------------- ------------------------------------
                    0.85:1.00                   For the three months ending
                                                       March 31, 2004
              ----------------------------- ------------------------------------
                    0.45:1.00                   For the six months ending
                                                       June 30, 2004
              ----------------------------- ------------------------------------

              ----------------------------- ------------------------------------
                    0.45:1.00                    For the nine months ending
                                                     September 30, 2004
              ----------------------------- ------------------------------------
                    0.55:1.00                   For the twelve months ending
                                                     December 31, 2004
              ----------------------------- ------------------------------------
                    0.65:1.00                  For the trailing twelve months
                                                   ending March 31, 2005
              ----------------------------- ------------------------------------
                    0.85:1.00                  For the trailing twelve months
                                                    ending June 30, 2005
              ----------------------------- ------------------------------------
                    1.00:1.00                  For the trailing twelve months
                                                 ending September 30, 2005
              ----------------------------- ------------------------------------
                    1.00:1.00                  For the trailing twelve months
                                                  ending December 31, 2005
              ----------------------------- ------------------------------------
                    1.10:1.00                  For the trailing twelve months
                                                   ending March 31, 2006
              ----------------------------- ------------------------------------
                    1.15:1.00                  For the trailing twelve months
                                                    ending June 30, 2006
              ----------------------------- ------------------------------------
                    1.15:1.00                  For the trailing twelve months
                                                 ending September 30, 2006
              ----------------------------- ------------------------------------
                    1.20:1.00                 For each trailing twelve months
                                              period ending on the last day of
                                                  each quarter thereafter"
              ----------------------------- ------------------------------------

         Section 3. Representations and Warranties. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by each Borrower to Agent and Lenders pursuant to the other Financing Agreements, each Borrower, jointly and severally, hereby represents, warrants and covenants with and to Agent and Lenders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

               3.1. Corporate Power and Authority. This Amendment and each other agreement or instrument to be executed and delivered by each Borrower have been duly authorized, executed and delivered by all necessary action on the part of such Borrower which is a party hereto and thereto and, if necessary, its stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Borrower contained herein and therein constitute legal, valid and binding obligations of such Borrower enforceable against it in accordance with their terms except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               3.2. Consents: Approvals. No action of, or filing with, or consent of any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

               3.3. No Event of Default. No Event of Default, and no condition or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, exists or has occurred and is continuing after giving effect to the provisions of this

Amendment. All of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, are true and correct in all respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         Section 4. Conditions Precedent. The amendments set forth in Sections 1 and 2 of this Amendment shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent, which shall be evidenced by the execution and delivery of this Amendment by Agent; provided, that, the amendments to the definition of the term "Interest Rate" set forth in Section 1.2(a) hereof shall be effective as of August 1, 2004:

               4.1. no Event of Default shall exist or have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default;

               4.2. Agent shall have received an original of this Amendment, duly authorized, executed and delivered by Borrowers;

               4.3. Agent shall have received a fully-executed copy of Amendment No. 2 to the Working Capital Loan Agreement pursuant to which the Working Capital Agent, the Working Capital Lenders and the Borrowers shall have amended Sections 9.17, 9.18 and 9.19 of the Working Capital Loan Agreement, the form and substance of which shall be reasonably satisfactory to Agent;

               4.4. the Working Capital Agent and the Working Capital Lenders shall have consented to this Amendment and the amendments to the Loan Agreement set forth herein; and

               4.5. all legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

         Section 5.  Events of Default.

               5.1. No Waiver of Any Events of Default. Agent has not waived and is not by this Amendment waiving, and has no present intention of waiving, any Events of Default, which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof. Agent reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Financing Agreements or otherwise, as a result of any Events of Default which may have occurred prior to the date hereof, or are continuing on the date hereof, or any Event of Default which may occur after the date hereof.

               5.2. Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrowers to comply with the covenants, conditions and agreements contained herein, shall in each case constitute an Event of Default under the Financing Agreements.

         Section 6.  Provisions of General Application.

               6.1. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

               6.2. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

               6.3. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

               6.4. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Agent, Lenders and Borrowers have caused this Amendment to be duly executed as of the day and year first above written.

AGENT and LENDERS                        BORROWERS
-----------------                        ---------

ABLECO FINANCE LLC, as Agent and         LEXINGTON PRECISION CORPORATION
Lender (on behalf of itself and
its affiliate assigns)

By:     Daniel E. Wolf                   By:      Michael A. Lubin
        --------------------------                -----------------------
Title:  Senior Vice President            Title:   Chairman of the Board
        --------------------------                -----------------------

                                         LEXINGTON RUBBER GROUP, INC.



                                         By:      Michael A. Lubin
                                                  -----------------------
                                         Title:   Chairman of the Board
                                                  -----------------------